EXHIBIT 99.1
[Execution copy]
AMENDMENT NO. 1
          AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of October 31, 2006 between WESTWOOD ONE, INC. (the “Borrower”), the “Subsidiary Guarantors” referred to on the signature pages hereto, the Lenders executing this Amendment No. 1 on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to below.
          Westwood One, Inc., the “Subsidiary Guarantors” party thereto, the Lenders party thereto (including the Lenders executing this Amendment No. 1 on the signature pages hereto), and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of March 3, 2004 (the “Credit Agreement”), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $300,000,000.
          The Borrower, the Subsidiary Guarantors and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
Amendment No. 1

          2.02. Definition of “Annualized Consolidated Operating Cash Flow”. Clause (a)(ii) of the definition of “Annualized Consolidated Operating Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(ii) operating expenses of the Borrower and its Restricted Subsidiaries for such period (excluding depreciation, amortization, interest expense, non-cash employee compensation expenses and other non-cash charges accrued, and income taxes paid or accrued (other than any such taxes attributable to the revenues of Unrestricted Subsidiaries for which the Borrower has not been or is not entitled to be reimbursed, or in respect of which the Borrower has not received or is not entitled to receive a credit, pursuant to the terms of any Tax Allocation Agreement), for such period by the Borrower and its Restricted Subsidiaries) minus”
          2.03. Interest Grid. The grid set forth in the definition of “Applicable Margin” is hereby amended to read in its entirety as follows:

Total	Applicable Margin
Debt Ratio	Eurodollar Loans	Base Rate Loans
Greater than or equal to 3.50 to 1	1.250%	0.250%
Less than 3.50 to 1 and greater than or equal to 3.00 to 1	1.125%	0.125%
Less than 3.00 to 1 and greater than or equal to 2.00 to 1	0.875%	0.000%
Less than 2.00 to 1	0.625%	0.000%
          2.04. Definition of “Interest Period”. The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
     “Interest Period” means, for any Eurodollar Loan or Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or, if consented to by each Lender to participate in such Loan or Borrowing, seven days thereafter), as specified in the applicable Borrowing Request or Interest Election Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period (other than one with a duration of seven days) that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.
Amendment No. 1

For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans.
          2.05. Commitment Reductions. Section 2.06(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(a) Scheduled Termination and Reductions. Unless previously terminated, (i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, and (ii) the Revolving Credit Commitments shall terminate on the Revolving Credit Commitment Termination Date. In addition, the Revolving Credit Commitments shall be automatically reduced to $150,000,000 upon the effectiveness of Amendment No. 1 hereto and shall be further automatically reduced to $125,000,000 effective September 28, 2007. Concurrently with any such reduction in Revolving Credit Commitments, the Borrower shall prepay Revolving Credit Loans in accordance with Section 2.08 to the extent necessary so that, after giving effect to such reduction, the total Revolving Credit Exposures do not exceed the total Revolving Credit Commitments.”
          2.06. Total Debt Ratio. Section 7.01(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(a) Maintenance of Total Debt Ratio. Permit the Total Debt Ratio at any time on or before March 31, 2008 to be greater than 4.00 to 1 or greater than 3.50 to 1 at any time thereafter.”
          2.07. Restricted Payments. Section 7.07(d) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(d) the Borrower and its Restricted Subsidiaries may make Restricted Payments of the type described, and in addition to those permitted, in the foregoing clauses (a) and (b); provided that (i) prior to and after giving effect to each such Restricted Payment, there shall exist no Default or Event of Default hereunder (it being understood that, in no event, shall this clause (d) be applicable to Restricted Payments of the type described in the foregoing clause (c)) and (ii) during any period when the Total Debt Ratio is 2.50 to 1 or greater, the Borrower and its Restricted Subsidiaries may only make Restricted Payments pursuant to this paragraph (d) consisting of cash dividends and repurchases of common stock of the Borrower and then only in an aggregate amount not exceeding $36,000,000 in any fiscal year.”
Amendment No. 1

          2.08. Investments. Section 7.08(g) of the Credit Agreement is hereby amended in its entirety to read as follows:
     “(g) (i) Investments in Unrestricted Subsidiaries as of the Effective Date, (ii) Investments in Unrestricted Subsidiaries the consideration for which shall consist solely of shares of the Capital Stock of the Borrower and (iii) additional Investments in Unrestricted Subsidiaries during the period from and including December 31, 2002 to and including the Revolving Credit Commitment Termination Date in an aggregate amount which is not in excess of the Unrestricted Investment Basket, provided that in no event shall the aggregate amount of such additional Investments in Unrestricted Subsidiaries during any period when the Total Debt Ratio is 2.50 to 1 or greater exceed $5,000,000.”
          Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement, and in each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 and (b) no Default or Event of Default has occurred and is continuing.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:
     (a) Execution. The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrower, the Subsidiary Guarantors and Lenders party to the Credit Agreement constituting the Required Lenders.
     (b) Amendment Fee. The Administrative Agent shall have received for the account of each Lender that, not later than 5:00 p.m. New York City time on October 31, 2006, shall have executed a counterpart of this Amendment No. 1 and delivered the same to the Administrative Agent, an amendment fee in an amount equal to 0.100% of the sum of such Lender’s Revolving Credit Commitment (after giving effect to the reduction provided for herein), and outstanding Term Loans, on such date.
          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.
Amendment No. 1

Delivery of a counterpart by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No. 1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

WESTWOOD ONE, INC.

By	/s/ Andrew Zaref

Title: Chief Financial Officer
                                             SUBSIDIARY GUARANTORS

METRO NETWORKS COMMUNICATIONS, INC.

By	/s/ Andrew Zaref

Title: Chief Financial Officer

METRO NETWORKS COMMUNICATIONS, LIMITED PARTNERSHIP By: METRO NETWORKS COMMUNICATIONS, INC., as General Partner

By	/s/ Andrew Zaref

Title: Chief Financial Officer

METRO NETWORKS, INC.

By	/s/ Andrew Zaref

Title: Chief Financial Officer
Amendment No. 1

METRO NETWORKS SERVICES, INC.

By	/s/ Andrew Zaref

Title: Chief Financial Officer

SMARTROUTE SYSTEMS, INC.

By	/s/ Andrew Zaref

Title: Chief Financial Officer

WESTWOOD NATIONAL RADIO CORPORATION

By	/s/ Andrew Zaref

Title: Chief Financial Officer

WESTWOOD ONE PROPERTIES, INC.

By	/s/ David Hillman

Title: Secretary

WESTWOOD ONE RADIO, INC.

By	/s/ Andrew Zaref

Title: Chief Financial Officer

Amendment No. 1

WESTWOOD ONE RADIO NETWORKS, INC.

By	/s/ Andrew Zaref

Title: Chief Financial Officer

WESTWOOD ONE STATIONS-NYC, INC.

By	/s/ Andrew Zaref

Title: Chief Financial Officer

LENDERS

JPMORGAN CHASE BANK, individually and as Administrative Agent

By	/s/ James L. Stone

Title: Managing Director

BANK OF AMERICA, N.A.

By	/s/ BANK OF AMERICA, N.A.

Title:

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY (formerly known as BANK OF TOKYO-MITSUBISHI TRUST COMPANY)

By	/s/ K. Ossolinski

Title: Vice President
Amendment No. 1

HARRIS NESBITT FINANCING, INC.

By

Title:

BMO CAPITAL MARKETS FINANCING, INC.

By	/s/ Sarah Kim

Title: Managing Director

NATIONAL AUSTRALIA BANK LIMITED

By	/s/ NATIONAL AUSTRALIA BANK LIMITED

Title: Senior Vice President

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By	/s/ FIRST COMMERCIAL BANK, NEW YORK AGENCY

Title: Senior Vice President & General Manager

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Leo E. Pagarigan

Title: Joint General Manager
Amendment No. 1

SUNTRUST BANK

By	/s/ Jill White

Title: Vice President

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By	Homer Hou

Title: AVP

FLEET NATIONAL BANK

By

Title:

MIZUHO CORPORATE BANK, LTD.

By	/s/ Raymond Ventura

Title: Deputy General Manager

THE BANK OF NEW YORK

By	/s/ John Foote

Title: Vice President
Amendment No. 1

THE NORINCHUKIN BANK

By	/s/ Masanori Shoji

Title: General Manager

UNION BANK OF CALIFORNIA

By	/s/ UNION BANK OF CALIFORNIA

Title: Assistant Vice President

CHIAO TUNG BANK CO. LTD. NEW YORK AGENCY

By

Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY

By	/s/ Te-Chin Wang

Title: Assistant Vice President

THE INTERNATIONAL COMMERCIAL BANK OF CHINA NEW YORK AGENCY

By

Title:
Amendment No. 1

BANK OF COMMUNICATIONS, NEW YORK BRANCH

By	/s/ BANK OF COMMUNICATIONS, NEW YORK BRANCH

Title: General Manager
Amendment No. 1